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FOR IMMEDIATE RELEASE

CME and CBOT Announce Post-Merger Leadership Team

CHICAGO, Jan. 24, 2007 – Following the October 17, 2006, announcement of their proposed merger to create the most extensive and diverse global derivatives exchange, Chicago Mercantile Exchange Holdings Inc. (NYSE, NASDAQ: CME) and CBOT Holdings, Inc. (NYSE: BOT) today announced their post-merger leadership team contingent upon close of the merger. The companies believe they are on track to complete their merger transaction by mid 2007 and in recent weeks have achieved significant milestones, including filing a registration statement on form S-4 with the Securities and Exchange Commission on December 21, 2006, and deciding on a high level organizational structure and senior leadership team for the combined company.

“Both of our companies share a strong history of innovation, driven by talented people who anticipate customer needs for global, liquid risk management markets,“ said CME CEO Craig Donohue, who will be CEO of CME Group after the merger is complete. “Today’s announcement demonstrates that, after the merger is complete, we will continue to have the most talented leadership team in the global derivatives industry so that we can grow our combined company in an increasingly competitive environment.”

The companies previously announced that after the merger is complete, Terrence A. Duffy, current CME Executive Chairman, will serve as CME Group Executive Chairman and Charles P. Carey, current CBOT Chairman, will serve as CME Group Vice-Chairman. Donohue will serve as CEO and Bernard W. Dan, Chief Executive Officer of CBOT, will remain in his current position, focusing on overseeing CBOT’s activities, products, and customers until the transaction is complete, at which time he will serve as Special Advisor to the combined company for one year.

Today, the companies also announced the senior leadership team that will serve on the CME Group Management Team after the completion of the transaction.

From the CBOT, Bryan Durkin will join CME Group as Chief Operating Officer, with responsibility for the combined company’s technology and operations areas, over half of the company’s employee base. Durkin will report to Phupinder Gill and will have ultimate responsibility for the transition of e-cbot products to CME Globex®, and for the transition of CME trading floors to the CBOT trading facility, as well as for ongoing initiatives that enhance all trading operations and functionality. Durkin currently serves as Executive Vice President and Chief Operating Officer of CBOT, where he is responsible for all of the exchange’s trading operations, both on the trading floor and on the firm’s e-cbot electronic trading platform. He also has been responsible for maintaining the CBOT’s clearing relationship with CME, including implementation of the companies’ historic clearing arrangement that has existed since 2004. Durkin has held a variety of leadership roles at CBOT since he began his career there in 1982.

From CME, the following executives were named to post-merger leadership roles:

•	Phupinder Gill, President. Gill will serve in the company’s Office of the CEO with Donohue. He currently serves as CME President & Chief Operating Officer. Gill has held numerous leadership positions with CME since joining the firm in 1988.

•	Maz Chadid, Managing Director, Operations. Chadid currently serves as CME Managing Director, Operations. After the merger is complete, Chadid will report to Durkin. Since joining CME in 1985, Chadid has held a variety of management roles.

•	Kathleen M. Cronin, Managing Director, General Counsel and Corporate Secretary. Cronin has served in this capacity with CME since joining the company in 2002. After the merger is complete, she will continue to report to Donohue.

•	John P. Davidson III, Managing Director & Chief Corporate Development Officer. Davidson has served in this role with CME since 2006, and previously held leadership roles in the company’s Clearing division from 1983-1993. After the merger is complete, he will continue to report to Donohue.

•	E. Beth Keeve, Managing Director, Organizational Development. Keeve has served in this capacity for CME since 2002, and will continue to report to Donohue after the merger is complete. She joined CME in 1994.

•	James R. Krause, Managing Director and Chief Information Officer. Krause has held this role for CME since 2004. After the merger is complete, he will report to Durkin. Krause joined CME in 1985.

•	James E. Parisi, Managing Director and Chief Financial Officer. Parisi has served in this capacity for CME since 2004. After the merger is complete, he will continue to report to Donohue. Parisi joined CME in 1988.

•	Rick Redding, Managing Director, Products & Services. Redding has held this role for CME since 2004. After the merger is complete, he will continue to report to Donohue. Redding joined CME in 1988.

•	Kim Taylor, Managing Director & President, CME Clearing. Taylor has served in this capacity for CME since 2004. After the merger is complete, she will continue to report to Gill. Taylor joined CME in 1989.

Important Merger Information
In connection with the merger transaction involving Chicago Mercantile Exchange Holdings Inc. (CME Holdings) and CBOT Holdings, Inc. (CBOT Holdings), CME Holdings has filed a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) on December 21, 2006 containing a preliminary joint proxy statement/prospectus.  The registration statement has not yet become effective.  This material is not a substitute for the final prospectus/proxy statement or any other documents the parties will file with the SEC. Investors and security holders are urged to read the final prospectus/proxy statement and any other such documents, when available, which will contain important information about the proposed transaction. The final prospectus/proxy statement will be, and other documents filed or to be filed by CME Holdings with the SEC are or will be available free of charge at the SEC’s Web site ( http://www.sec.gov/ ) or from Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606, Attention: Beth Hausoul.

CME Holdings and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about CME Holdings’ directors and executive officers is available in CME Holdings’ proxy statement, dated March 10, 2006, for its 2006 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the prospectus/proxy statement when it becomes available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

About CME Holdings
CME Holdings (NYSE, NASDAQ:  CME) became the first publicly traded U.S. financial exchange on Dec. 6, 2002.  The company was added to the Russell 1000® Index on July 1, 2003, and to the S&P 500® Index on Aug. 10, 2006.  It is the parent company of Chicago Mercantile Exchange Inc., the world’s largest and most diverse financial exchange.  As an international marketplace, CME brings together buyers and sellers on the CME Globex® electronic trading platform and on its trading floors.  CME offers futures and options on futures in these product areas: interest rates, stock indexes, foreign exchange, agricultural commodities, energy, and alternative investment products such as weather, real estate and economic derivatives.  CME is a wholly owned subsidiary of CME Holdings.

About the CBOT
As one of the leading global derivative exchanges, the Chicago Board of Trade provides a diverse mix of financial, equity, and commodity futures and options-on-futures products.  Building on its 158-year history, the CBOT continues to advance into the future using the strength of deep liquidity, market integrity and member-trader expertise.

Using superior trading technology in both electronic and open-auction trading platforms, the CBOT provides premier customer service to risk managers and investors worldwide.  For more information visit our website at www.cbot.com.

Forward-Looking Statements
Statements in this news release that are not historical facts are forward-looking statements.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statements.  More detailed information about factors that may affect each companies performance may be found in their   filings with the Securities and Exchange Commission, including the companies’ most recent Quarterly Reports on Form 10-Q, which can be obtained at its Web site at www.sec.gov.  We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  Information contained on our Web site does not constitute a part of the prospectus relating to the proposed offering.

Contacts:

CME
Media	CBOT
Allan Schoenberg	Media
312.930.8189	Maria C. Gemskie
Laurie Bischel	312.341.3257
312.648.8698	Melissa Jarmel
Investors	312. 435.7137
John Peschier	Investors
312.930.8491	Deborah Koopman
CME-G	312.789.8532

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